SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 or 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) February 6, 2003
                                                          ----------------

                         Commission File Number: 000-26569

                         MIDWEST VENTURE HOLDINGS, INC.
                 ----------------------------------------------
                 (Name of small business issuer in its charter)

            NEVADA                                      88-9399260
---------------------------------           ---------------------------------
(State or other jurisdiction                (IRS Employer Identification No.)
of incorporation or organization)


1888 Century Park East, Suite 2010                     Los Angeles, Ca.
----------------------------------------         ----------------------------
(Address of principal administrative               (City, State, Zip Code)
              offices)

                                 (310) 286-6555
                       -----------------------------------
                         (Registrants telephone number)


Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

     On January 10, 2003 the registrant, MIDWEST VENTURE HOLDINGS, INC. completed a share exchange with INSPIRATION PRODUCTS GROUP, Inc.(IPG), a Nevada corporation. As a result of this share exchange, the registrant will acquire a significant amount of new assets. The essential terms of the Share Exchange are:

     a. The registrant will be the surviving corporation with the target being a subsidiary of the registrant until dissolved; and

     b. The target shareholders (of IPG) will exchange 100% of the issued and outstanding shares of IPG for 25,000,000 shares of the registrant, on a pro rata basis.

     c. The target, Inspiration Product Group, Inc. a Nevada corporation, will be dissolved as a corporation in Nevada after the share exchange had been completed; and

     d. The target shareholders will, after the completion of the transaction, control a majority of the voting rights of the registrant; and

     e.   The registrant is not subject to control share restrictions; and

     f. The Shareholders of both the registrant and the target voted in favor of the Share Exchange.

     A copy of the Plan of Share Exchange was attached to a previously filed Form 8-K, filed on December 30, 2002 which filing is incorporated by reference to this Form 8-K.


Item 4.   Change in Registrant's Certifying Account
          -----------------------------------------

     The Company, and the accounting firm of Tedder, James, Worden & Associates, PA, of Orlando, Florida have mutually agreed to a termination of services. As the Company's main center of operations will be moving to California, it was felt by the Board of Directors that it would not be cost effective to retain the services of Tedder, James, Worden & Associates, PA as its auditors. Tedder, James, Worden & Associates, PA agreed with the Board's assessment, and agreed to step down as the Company's auditor. There were no disagreements with Tedder, James, Worden & Associates, PA.

    The Company has secured the services of the accounting firm of Klein, Mandelblatt & Co., LLP, located at 9100 Wilshire Blvd, Suite 250W,Beverly Hills, California 90212 as its new independent accountant. The Company and its auditors entered into this engagement on February 5, 2003.


ITEM 5.   Other Events
          ------------

     Share Exchange:

     On January 10, 2003 the registrant, Midwest Venture Holdings, Inc. completed a share exchange with Inspiration Products Group, Inc., a Nevada corporation. All of the terms and conditions of the share exchange were approved by the shareholders of the registrant, upon the recommendations of the Board of Directors. At the time of the Share Exchange, the registrant, for all practical purposes, was not a "going concern." The registrant had no remaining customers for its services, had no revenues, and no account receivables.

     Name Change:

     The Shareholders of the registrant have voted to change the corporation's name to Inspiration Products Group, Inc. A copy of the amended articles of incorporation, filed with the Secretary of State of Nevada, is attached to this filing as Exhibit 3.1. The new address for the registrant is 1888 Century Park East, Suite 2010, Los Angeles, California 90067; (310) 286-6555.

     The registrant made an application to the NASD for a symbol change as a result of the change of its name. The NASD has assigned the new symbol of "ISRP" to the registrant. The Company's new CUSIP Number is: 457726107.


Item 6.  Resignation of Registrant's Directors
         -------------------------------------

     The entire Board of Directors resigned as of January 10, 2003, pursuant to the terms and conditions of the Share Exchange Agreement as described herein. There were no disagreements with the previous directors. The Share Exchange Agreement provides for a new board of directors, to serve until the next regular annual meeting of the shareholders, or until otherwise removed.

     The new directors are:

Jon P. Taffer:

     Mr. Taffer, the Company's CEO, has enjoyed a twenty-six year career owning various businesses with a focus on high-volume restaurants, nightclubs, hotels, sports arenas, live entertainment venues, retail and other hospitality properties. He has won his industry's "Operator of the Year" award twice (1995 & 1997) and an illustrious "Property of the Year" award. Mr. Taffer is the only recipient of a lifetime achievement award from his peers in 1999 entitled the, "Visionary Leadership Award".

     In addition to his hospitality career, Mr. Taffer has participated in the successful development of numerous other businesses including the launch of a satellite pay-per-view movie service, a publishing company and resort development. Mr. Taffer is known as the inventor of the NFL's Sunday Ticket pay programming package. Because of his important work in Sunday Ticket's design, marketing, distribution and sales programs, he was nominated to the Board of NFL Enterprises where he served for three years. Mr. Taffer currently serves on seven Boards (one not-for-profit).

     Mr. Taffer has been a business consultant for over 15 years and has provided sustained, long-term, multi-unit and corporate consulting to Hyatt Hotels, The Marriott Corporation, Sheraton Hotels Worldwide, Prudential Asset Management, HFC Commercial Asset Management Services, Holiday Inns Worldwide, The Belz Group and many others.

     Mr. Taffer has participated in several marketing and branding committees for Hyatt Hotels, Hyatt International and The Marriott
Corporation. His brand building experiences will be of great value to the Company.

Mr. Donald Bredberg:

     Donald Bredberg is the CEO of Adventure Studios Inc., a Burbank based studio that provides concept development, design, project management, media development, entertainment content distribution and other services to the out-of-home entertainment industry. Adventure Studios clients include Universal Studios, CityWalk Osaka, NASCAR, The Rouse Company and others. Mr. Bredberg, prior to founding Adventure Studios, was the Senior Vice President of Recreation for Universal Studios managing their international entertainment real estate portfolio. He also was deeply involved and managed Universal Studios' Asian merchandise and product development program.

     Prior to Universal Studios, Mr. Bredberg was the U.S. asset manager for the Sheik of Saudi Arabia. In that position, Mr. Bredberg managed the Sheik's U.S. holding company that included several Ritz Carlton Hotels, Shopping Centers and other assets.

     Mr. Bredberg brings important experiences to the Company including extensive asset and financial management and product development experience. Mr. Bredberg will not be involved in the day to day operating of the Company.

     He will be working with Mr. Taffer with a focus on the ongoing development and evaluation of the Company's business strategies and financial planning.


Item 7.  Financial Statements
         --------------------


	The financial statement for the year ending December 31, 2002 of Inspiration Products Group, Inc., the target company, is attached to this filing as Exhibit FS.

                           Index to Exhibits
                           -----------------

Exhibit 3.1      Amended Articles of Incorporation

Exhibit 16       Letter from Tedder, James, Worden & Assocates, PA

Exhibit FS       Inspiration Products Group, Inc.'s (the target company)
                 financial statement for the year end December
                 2002.

                               SIGNATURES
                               ----------

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Midwest Venture Holdings, Inc.




February 6, 2003                   By:/s/ Jon P. Taffer
                                      -----------------------------
                                      Jon P. Taffer, President/CEO

                              [EXHIBIT FS]









                     INSPIRATION PRODUCTS GROUP, INC.
                     (A Development Stage Company)

                           FINANCIAL STATEMENTS

                            December 31, 2002


























           KLEIN, MANDELBLATT & CO., LLP * CERTIFIED PUBLIC ACCOUNTANTS



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                               CONTENTS
                               --------


Report on Examination of Financial Statements......................... 2

Financial Statements for the period
     December 16, 2002 (Inception) through December 31, 2002

     Balance Sheet.................................................... 3

     Statement of Operations and Accumulated Deficits................. 4

     Statement of Cash Flows.......................................... 5

Notes to Financial Statements......................................... 6
















        KLEIN, MANDELBLATT & CO., LLP * CERTIFIED PUBLIC ACCOUNTANTS

KLEIN, MANDELBLATT & CO., LLP
CERTIFIED PUBLIC ACCOUNTANTS
                                        9100 WILSHIRE BOULEVARD, SUITE 250W
    ROBERT KLEIN, C.P.A.                  BEVERLY HILLS, CALIFORNIA 90212
 CARL W. MANDELBLATT, C.P.A.         TELEPHONES (310) 275-4141 (323) 655-2000
                                              TELECOPIER (310) 275-1822





To the Board of Directors and Shareholders of

Inspiration Products Group, Inc.

We have audited the accompanying balance sheet of Inspiration Products Group, Inc. (a Nevada corporation) as of December 31, 2002 and the related statements of operations and accumulated deficits and cash flows for the period from December 16, 2002 (Inception) through December 31, 2002.
These financial statements are the responsibilities of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted out audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statements provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Inspiration Products Group, Inc. (A Development Stage Company) as of December 31, 2002 and the result of its operations and its cash flows for the period December 16, 2002 (Inception) through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.




  /s/Klein, Mandelblatt & Co., LLP



Los Angeles, California
January 29, 2003

                      Inspiration Products Group, Inc.
                       (A Development Stage Company)
                              BALANCE SHEET
                            December 31, 2002




                                 ASSETS
                                 ------
CURRENT ASSETS:
  Stock Subscription Receivable                                 $ 1,000
                                                                -------

     TOTAL CURRENT ASSETS                                       $ 1,000

OTHER ASSETS
  Organization costs                                                898
                                                                -------
     TOTAL ASSETS                                               $ 1,898
                                                                =======

                  LIABILITIES AND STOCKHOLDERS' EQUITY
                  ------------------------------------

CURRENT LIABILITIES:
  Loan Payable to Stockholder                                   $   898
                                                                -------

     TOTAL CURRENT LIABILITIES                                  $   898

STOCKHOLDERS' EQUITY
  Common Stock Subscribed, par value $.001
    25,000,000 shares authorized
    1,000 shares issued and outstanding                           1,000
                                                                -------

     TOTAL LIABILTIES AND
      STOCKHOLDERS' EQUITY                                      $ 1,898
                                                                =======









              See accompanying notes to financial statement

        KLEIN, MANDELBLATT & CO., LLP * CERTIFIED PUBLIC ACCOUNTANTS

                      Inspiration Products Group, Inc.
                       (A Development Stage Company)
                          Statement of Operations
                  For the Period December 16, 2002 (Inception)
                          Through December 31, 2002



Revenues                                                        $  -
Expenses                                                           -
                                                                -------

Net Income (loss)                                               $  -
                                                                -------

Net Income (loss) per share                                     $  -
                                                                -------































              See accompanying notes to financial statement

        KLEIN, MANDELBLATT & CO., LLP * CERTIFIED PUBLIC ACCOUNTANTS

                       Inspiration Products Group, Inc.
                        (A Development Stage Company)
                           STATEMENT OF CASH FLOWS
                   For the Period December 16, 2002 (Inception)
                          Through December 31, 2002



CASH FLOWS FROM OPERATING ACTIVITIES:

  Net income (loss)                                             $  -
                                                                -------


Net Increase in cash                                               -

CASH AT DECEMBER 16, 2002                                          -
                                                                -------
CASH AT DECEMBER 31, 2002                                       $  -
                                                                =======

        KLEIN, MANDELBLATT & CO., LLP * CERTIFIED PUBLIC ACCOUNTANTS

                      Inspiration Products Group, Inc.
                       (A Development Stage Company)
                       NOTES TO FINANCIAL STATEMENTS
                             December 31, 2002


Note 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
---------------------------------------------------

GENERAL - Inspiration Products Group, Inc. (The "Company") was incorporated on December 16, 2002. The Company was inactive from the date of incorporation through December 31, 2002. The Company intends to be in the business of publishing and distributing library information on a world wide basis. The Company's ability to achieve successful future operations is subject to a number of risks similar to other companies in a comparable stage of development including, among others, dependence on key individuals, and the successful development and marketing of its products.

The Company continued to be in the development state at December 31, 2002. Accordingly, the accompanying financial statements should not be regarded as typical of normal operating periods.

SIGNIFICANT ACOUNTING POLICIES:

Organization Costs - The Company is amortizing its organization costs over sixty months using the straight line method. Certain costs of issuing stock are not subject to amortization.

Income Taxes - Their have been no earnings through December 31, 2002 and accordingly, no provision for income taxes are reflected in the accompanying financial statements.


Note 2 - SUBSEQUENT EVENT:
-------------------------

The Company is involved in a reverse merger with a public company scheduled to be finalized during February, 2003. After the merger, it is anticipated that the Public Company will change its name to Inspiration Products Group, Inc.

        KLEIN, MANDELBLATT & CO., LLP * CERTIFIED PUBLIC ACCOUNTANTS



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